Statements of Net Assets Available for Benefits (Modified Cash Basis) - EBP 031 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Assets
Investments at fair value	$ 875,274,619	$ 775,428,377
Plan transfers receivable	0	10,593,182
Participant loan receivables	7,394,493	7,217,105
Net assets available for benefits	$ 882,669,112	$ 793,238,664